497(e)
                                                                      333-137206
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED JANUARY 15, 2009 TO THE CURRENT PROSPECTUS FOR STYLUS(SM)
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This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Stylus(SM) Prospectus. Please note the following changes described below.

AMENDMENTS TO EXPENSE LIMITATION ARRANGEMENTS FOR CERTAIN PORTFOLIOS

The Board of Trustees of the AXA Premier VIP Trust (the "Trust") recently approved revisions to the Expense Limitation Agreement (the "Agreement") between the Trust and AXA Equitable Life Insurance Company ("AXA Equitable"). The Agreement has been amended to reflect that AXA Equitable has agreed to modify the expense limitation arrangement to include the fees and expenses of the other investment companies in which the AXA Allocation Portfolios invest ("Acquired Fund Fees and Expenses") when calculating its obligations under the Agreement to make payments and to waive its management, administrative and other fees so that the AXA Allocation Portfolios' expenses do not exceed the Portfolios' expense limits. As a result of these changes, the current "Net Total Annual Expenses" and "Acquired Fund Fees and Expenses" will be reduced effective on or about January 1, 2009.

The Fee Table below reflects the new expenses for the AXA Allocation portfolios that are available under your contract.

FEE TABLE

The following is added under "Portfolio operating expenses expressed as an annual percentage of daily net assets" in the Prospectus, replacing the information shown for the AXA Allocation Portfolios.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                         Acquired     Total Annual    Fee Waivers      Net Total
                                                                        Fund Fees       Expenses        and/or          Annual
                                                                      and Expenses      (Before         Expense        Expenses
                                  Management     12b-1      Other      (Underlying      Expense       Reimburse-    (After Expense
 Portfolio Name                      Fees        Fees     Expenses      Portfolios)    Limitations)      ments        Limitations)
 ---------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
 ---------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation           0.10%       0.25%       0.17%        0.92%          1.44%          (0.19)%         1.25%
 AXA Conservative Allocation         0.10%       0.25%       0.21%        0.69%          1.25%          (0.25)%         1.00%
 AXA Conservative-Plus Allocation    0.10%       0.25%       0.19%        0.76%          1.30%          (0.20)%         1.10%
 AXA Moderate Allocation             0.10%       0.25%       0.17%        0.82%          1.34%          (0.19)%         1.15%
 AXA Moderate-Plus Allocation        0.10%       0.25%       0.17%        0.86%          1.38%          (0.18)%         1.20%
 ---------------------------------------------------------------------------------------------------------------------------------

 Stylus(SM) is issued by and is a registered service mark of AXA Equitable Life
                       Insurance Company (AXA Equitable).
    Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC,
                1290 Avenue of the Americas, New York, NY 10104.

    Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

IM-08-47(1/09)                                        Catalog No. 142061 (1/09)
Stylus NB/IF (AR)                                                        x02485